UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report	October 24, 2005
Date of earliest event reported	October 24, 2005
INDEPENDENCE COMMUNITY BANK CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-23229	11-3387

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Montague Street, Brooklyn, New York		11201

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(718) 722-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 24, 2005, Independence Community Bank Corp. (the “Company”) issued a press release announcing the execution of the Agreement and Plan of Merger, dated as of October 24, 2005, among Sovereign Bancorp, Inc. (“Sovereign”), Iceland Acquisition Corp., a wholly owned subsidiary of Sovereign, and the Company.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Additional Information About this Transaction
This communication is being made in respect of the proposed merger transaction involving Independence Community Bank Corp., Sovereign Bancorp, Inc. and Iceland Acquisition Corp. In connection with the proposed transaction, Independence will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF INDEPENDENCE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.myindependence.com or by mail at Independence Community Bank Corp. Investor Relations, 195 Montague St., Brooklyn, NY 11201, or by Telephone: 718-722-5400. In addition, documents filed with the SEC by Independence Community Bank Corp. are available free of charge at the SEC’s web site at www.sec.gov.
Independence and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Independence in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Independence described above. Information regarding Independence’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Independence Community Bank Corp. as described above.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Press Release issued by Independence Community Bank Corp., dated October 24, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE COMMUNITY BANK CORP.

(Registrant)

Date: October 24, 2005	By:	/s/ Frank W. Baier

Frank W. Baier
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Independence Community Bank Corp., dated October 24, 2005.